Kindred Biosciences Unveils Positive Results from its Long-Acting Interleukin-31 Antibody PK Study
•Engineered antibody demonstrates up to three-fold increase in half-life
San Francisco, California (April 20, 2021) - Kindred Biosciences, Inc. (NASDAQ: KIN), a biopharmaceutical company focused on saving and improving the lives of pets, today unveiled positive results in a new long-acting interleukin (IL)-31 antibody program (KIND-039) that integrates the company’s novel half-life extension technology. Results from the pharmacokinetic study of the molecule demonstrate that the fully caninized, high-affinity antibody has up to a three-fold longer half-life compared to tirnovetmab. This extended half-life is expected to allow for up to three-fold longer interval between dosing.
“One of the main unmet needs in the canine dermatitis market is reduced dosing frequency and increased convenience. With these exciting results, we believe our new long-acting IL-31 antibody program has the potential to become a best-in-class therapeutic and the treatment of choice in the large and growing dermatitis market,” said KindredBio's Chief Executive Officer, Richard Chin, M.D. "We expect to initiate the pivotal study for this molecule as early as the end of this year.”
KindredBio’s half-life extension technology is designed to improve therapeutic performance in a multitude of ways. The reduced dosing frequency and/or amount of dosing can lead to improved patient convenience and compliance. The technology can also significantly reduce the cost of goods and enhance profitability and market positioning. In addition, higher drug concentration using the same dose and dosing interval as the parent antibody can result in extended and more uniform therapeutic exposure and potentially improve efficacy and safety. KindredBio plans to leverage this platform technology for long-lasting therapeutics to develop to best-in-class products across multiple indications.
The new long-acting IL-31 program is expected to be complementary to the company’s tirnovetmab monoclonal antibody program targeting IL-31, for which a pivotal study was initiated in December, 2020. KindredBio’s market research shows that longer intervals between dosing is a key determinant of commercial success, but given the large size of the market and the heterogeneous nature of canine dermatitis, both products are expected to be well-received by veterinarians and owners.
KindredBio first announced its half-life extension technology for canine antibodies in January 2020.
About Kindred Biosciences

Kindred Biosciences is a biopharmaceutical company developing innovative biologics focused on saving and improving the lives of pets. Its mission is to bring to pets the same kinds of safe and effective medicines that human family members enjoy. The Company’s strategy is to identify targets that have already demonstrated safety and efficacy in humans and to develop therapeutics based on these validated targets for dogs and cats. KindredBio has a deep pipeline of novel biologics in development across many therapeutic classes, alongside state-of-the-art biologics manufacturing capabilities and a broad intellectual property portfolio.
For more information, visit: www.kindredbio.com

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The results stated in this press release have not been reviewed by the Food and Drug Administration or the United States Department of Agriculture Center for Veterinary Biologics, as applicable.

Contacts

For investor inquiries:
Katja Buhrer
Katja.buhrer@kindredbio.com
(917) 969-3438